Exhibit 21.1

List of Subsidiaries

1.	Essex Portfolio, L.P., a California limited partnership
2.	Essex Management Corporation, a California corporation
3.	Essex Palisades Facilitator, a California limited partnership
4.	Essex Sunpointe Limited, a California limited partnership
5.	Essex Washington Interest Partners, a California general partnership
6.	Essex San Ramon Partners L.P., a California limited partnership
7.	Essex Fidelity I Corporation, a California corporation
8.	Essex Camarillo Corporation, a California corporation
9.	Essex Camarillo L.P., a California limited partnership
10.	Essex Meadowood Corporation, a California corporation
11.	Essex Meadowood, L.P., a California limited partnership
12.	Essex Bunker Hill Corporation, a California corporation
13.	Essex Bunker Hill, L.P., a California limited partnership
14.	Essex Treetops Corporation, a California corporation
15.	Essex Treetops, L.P., a California limited partnership
16.	Essex Bluffs, L.P., a California limited partnership
17.	Essex Huntington Breakers, L.P., a California limited partnership
18.	Essex Stonehedge Village, L.P., a California limited partnership
19.	Essex Bridle Trails, L.P., a California limited partnership
20.	Essex Spring Lake, L.P., a California limited partnership
21.	Essex Maple Leaf, L.P., a California limited partnership
22.	Fountain Court Apartment Associates, L.P., a Washington limited partnership
23.	Essex Fountain Court, LLC, a Washington limited liability company
24.	Essex Inglenook Court, LLC, a Delaware limited liability company
25.	Essex Wandering Creek, LLC, a Delaware limited liability company
26.	Essex Columbus, LLC, a Delaware limited liability company
27.	Essex Lorraine, LLC, a Delaware limited liability company
28.	Essex Glenbrook, LLC, a Delaware limited liability company
29.	Essex Euclid, LLC, a Delaware limited liability company
30.	Essex Lorraine, Inc., a California corporation
31.	Essex Columbus, Inc., a California corporation
32.	Richmond Essex L.P., a California limited partnership
33.	Essex VFGP L.P., a California limited partnership
34.	Essex VFGP Corporation, a Delaware corporation
35.	Jackson School Village, L.P. a California limited partnership
36.	Mount Sutro Terrace Associates, L.P., a California limited partnership
37.	Essex Carlyle, L.P., a California limited partnership
38.	Essex Apartment Value Fund L.P., a Delaware limited partnership
39.	Essex Internet Realty Partners, G.P., a California general partnership
40.	ESG Properties I LLC, a Delaware limited liability company
41.	Lineberry Sammamish, LLC, a Washington limited liability company
42.	Essex Carlyle, LLC, a Delaware limited liability company
43.	Essex Wimbledon Woods Apartments, LLC, a Delaware limited liability company
44.	Essex Cochran, L.P., a California limited partnership
45.	Essex Cochran, LLC, a Delaware limited liability company
46.	Essex Kings Road, L.P., a California limited partnership
47.	Essex Kings Road, LLC, a Delaware limited liability company
48.	Essex Le Parc, L.P., a California limited partnership
49.	Essex Le Parc, LLC, a Delaware limited liability company
50.	Essex Monterey Villas, L.P., a California limited partnership
51.	Essex Monterey Villas, LLC, a Delaware limited liability company
52.	Jaysac, Ltd., a Texas limited partnership
53.	JMS Acquisition, LLC, a Delaware limited liability company
54.	Jaysac GP Corporation, a Delaware corporation
55.	Western Blossom Hill Investors, a California limited partnership
56.	Western Los Gatos I Investors, a California limited partnership
57.	Western Highridge Investors, a California limited partnership
58.	Western San Jose III Investors, a California limited partnership
59.	Western Riviera Investors, a California limited partnership
60.	Western Palo Alto II Investors, a California limited partnership
61.	Irvington Square Investors, a California limited partnership
62.	Western Seven Trees Investors, a California limited partnership
63.	Western Las Hadas Investors, a California limited partnership
64.	San Pablo Medical Investors, LTD, a California limited partnership
65.	Gilroy Associates, a California limited partnership
66.	The Oakbrook Company, a Ohio limited partnership
67.	Pine Grove Apartment Fund, LTD, a California limited partnership
68.	Valley Park Apartments, LTD, a California limited partnership
69.	Fairhaven Apartment Fund, LTD, a California limited partnership
70.	K-H Properties, a California limited partnership
71.	Villa Angelina Apartment Fund, LTD, a California limited partnership
72.	Essex Camarillo Oaks 789, L.P., a California limited partnership
73.	Essex Emerald Ridge, L.P., a California limited partnership
74.	Essex Evergreen Heights, L.P., a California limited partnership
75.	Essex Sammamish View, L.P., a California limited partnership
76.	Essex Wharfside Pointe, L.P., a California limited partnership
77.	Essex CAL-WA, L.P., a California limited partnership
78.	Essex Marina City Club, L.P., a California limited partnership
79.	Essex Fountain Park Apartments, L.P., a California limited partnership
80.	Essex SPE, LLC, a Delaware limited liability company
81.	Essex MCC, LLC, a Delaware limited liability company
82.	Essex FPA, LLC, a Delaware limited liability company
83.	Essex Excess Assets TRS, Inc., a Delaware corporation
84.	Essex The Pointe, L.P., a California limited partnership
85.	Essex Tierra Vista, L.P., a California limited partnership
86.	Essex Green Valley, L.P., a California limited partnership
87.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
88.	Essex VFGP II, L.P., a Delaware limited partnership
89.	Essex Vista Belvedere, L.P., a California limited partnership
90.	Essex Carlmont Woods Apartments, L.P., a California limited partnership
91.	Essex Harbor Cove Apartments, L.P., a California limited partnership
92.	Essex Parcwood Apartments, L.P., a California limited partnership
93.	Essex Marbrisa Long Beach, L.P., a California limited partnership
94.	Essex Regency Tower Apartments, L.P., a California limited partnership
95.	Essex Marina City Club, LLC, a Delaware limited liability company
96.	Essex Northwest Gateway, LLC, a Delaware limited liability company
97.	Essex VFGP II, Inc., a Delaware corporation
98.	Essex Lake Merritt, Inc., a California corporation
99.	Essex Brighton Ridge, L.P., a California limited partnership
100.	Essex Canyon Pointe, L.P., a California limited partnership
101.	Essex Tower 801 Apartments, L.P., a California limited partnership
102.	Essex Echo Ridge Apartments, L.P., a California limited partnership
103.	Essex Morning Run Apartments, L.P., a California limited partnership
104.	Essex Enclave Apartments, L.P., a California limited partnership
105.	Essex Fairwood Pond, L.P., a California limited partnership
106.	Park Hill, LLC, a Washington limited liability company
107.	Essex Park Boulevard, LLC, a Delaware limited liability company
108.	MDR Tower, LLC, a Delaware limited liability company
109.	Essex NBN SPE, LLC, a Delaware limited liability company
110.	Essex Gateway Management, LLC, a California limited liability company
111.	Essex Eastridge, Inc., a California corporation
112.	Essex Tracy Development, Inc., a California corporation
113.	Essex Property Financial Corporation, a California corporation
114.	Northwest Gateway Apartments, L.P., a California limited partnership
115.	Essex Eastlake Union, L.P., a California limited partnership
116.	Essex Radford, L.P., a California limited partnership
117.	Essex Davey Glen Apartments, L.P., a California limited partnership
118.	Essex Renaissance Apartments, L.P., a California limited partnership
119.	Essex Topanga Canyon, L.P., a California limited partnership
120.	Essex Alderwood Park Apartments, L.P., a California limited partnership
121.	Essex View Pointe, LLC, a Delaware corporation
122.	Essex Alamo, LLC, a Delaware corporation
123.	Essex Broadway, LLC, a Washington corporation
124.	View Pointe Homeowners Association, a Washington corporation
125.	Essex HGA, LLC, a Delaware corporation
126.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership
127.	Essex Camino Ruiz Apartments, L.P., a California limited partnership
128.	Essex CRA, LLC, a Delaware corporation
129.	Essex HPA, LLC, a Delaware corporation
130.	Essex Harvest Park Apartments, L.P., a California limited partnership
131.	Newport Beach North, Inc., a Delaware corporation
132.	Essex Cardiff, LLC, a Delaware corporation
133.	Essex Cardiff Apartments, L.P., a California limited partnership
134.	Essex Canyon Oaks, LLC, a Delaware corporation
135.	Essex Canyon Oaks Apartments, L.P., a California limited partnership
136.	Essex Coldwater Canyon, LLC, a Delaware corporation
137.	Essex Coldwater Canyon Apartments, L.P., a California limited partnership
138.	Essex Esplanade, L.P., a California limited partnership
139.	Pacific Western Insurance, LLC, a Hawaii corporation
140.	Essex Moorpark, LLC, a Delaware corporation
141.	Essex Moorpark Apartments, L.P., a California limited partnership
142.	Western Mountain View II Investors, a California limited partnership
143.	Western San Jose IV Investors Limited Partnership, a California limited partnership
144.	Essex Berkeley, LLC, a Delaware corporation
145.	Essex Berkeley 4th Street, L.P., a California limited partnership
146.	Newport Beach North, LLC, a Delaware corporation